BIOLOGICAL ASSETS	12 Months Ended
Jun. 30, 2021
7. BIOLOGICAL ASSETS
7.	BIOLOGICAL ASSETS

The biological assets of the Company consist of cannabis plants. The Company’s cannabis operations are located in Clackamas County, Oregon. The composition of the biological assets for the year ended June 30, 2021 is as follows:

Assumptions:

Biological assets are valued in accordance with IAS 41 – Agriculture (“IAS 41”) and are presented at their fair values less costs to sell at the point of harvest. The estimates and assumptions used are subject to volatility in uncontrollable market conditions, may significantly impact the fair value of biological assets. Biological assets represent a level 3 asset in the fair value hierarchy. For in process biological assets, the fair value at the point of harvest is adjusted based on the stage of growth.

When determining the fair value of biological assets, the Company makes estimates and uses assumptions as follows:

•	Expected costs required to grow the cannabis up to the point of harvest;

•	Estimated selling price per lb;

•	Expected yield from cannabis plants; and

•	Estimated stage of growth - As at June 30, 2021, on average, the biological assets were estimated as 78% complete as to the next expected harvest date.

The following table quantifies each significant unobservable input and provides the impact of a 5% increase or decrease that each input would have on the fair value of biological assets:

	Range of inputs	Sensitivity	Impact on fair value as at June 30, 2021 ($)

Estimated selling price per lb	$ 1,300 - $1,400	Increase 5%	1,342
		Decrease 5%	(1,320)
Estimated yield per cannabis plant	70 - 84 grams	Increase 5%	1,342
		Decrease 5%	(1,320)

The estimations made by the Company, are subject to change, and differences from the anticipated yield will be reflected in the gain or loss on biological assets in future periods.